iedu-chn.com
中国教育网络联盟



China Education Alliance, Inc.

February 2008

Safe Harbor Statement

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding the Company and its subsidiary companies' business strategy, plans and objectives. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Company's registration statement filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Equity Snap Shot

edu-chn

▪ Ticker*:	CEUA.OB
▪ Price (2/15/2008):	$3.55
▪ Market Cap:	$72.1 mil
▪ Revenues (ttm):	$15.1 mil
▪ Net Income (ttm):	$4.0 mil
▪ Diluted shares outstanding as of 09/30/2007*:	20.3 mil
▪ Earnings Per Share (ttm):	$0.20
▪ P/E (ttm):	17.8x

*One-for-three reverse stock split became effective and began trading under new symbol of "CEUA.OB" on October 12, 2007

Key Milestones

- After May 2008: Expand online and on-site education business in second-tier cities besides Heilongjiang, Jilin, Liaoning and Inner Mongolia
- 1H 2008: Plan to acquire new education institutions to reinforce on-site business expansion
- March 2008: To officially operate NAVEC's Education Examination Center
- January 2008: Strategic collaboration with 35 vocational educational institutions
- October 2007: Appointed three independent members to Board of Directors
- October 2007: One-for-three reverse stock split became effective and began trading under new symbol "CEUA.OB" on October 12, 2007
- December 2006: Acquired fixed assets and franchise rights of Harbin Nangang Compass Computer Training School
- April 2006: Established www.360ve.com vocational education portal
- November 2004: Changed name to China Education Alliance, Inc.
- September 2004: Consummated reverse merger by Zhong He Li Da Education Technology, Inc and went public on OTCBB, established www.edu-chn.com

Company Overview

- **Profitable, rapidly growing educational services company in China**
  - Offering online training materials, on-site training, vocational education, employment education
  - 1.4 million learning debit cards sold in 9 Mos. 2007
  - On-site business complements online education channel
  - Partnerships with government education entities
  - Fast expansion of vocational education business through collaborations and potential acquisitions

- **Background**
  - Founded in 1996, commenced on-line education in 2004
  - Launched www.edu-chn.com and www.360ve.com and started nationwide marketing campaign

- **Total of 228 employees**


Revenue ($ Thousands)
$52
$3,113
$8,324
$12,525
2004
2005
2006
9 Mos 2007


Net Income ($ Thousands)
($110)
$1,703
$2,625
$4,549
2004
2005
2006
9 Mos 2007

CEUA's Position in China's Education Market


China's Education Market
Public Government Schools
Training and Tutoring Provided by Private institutions
Exam oriented
Language
Vocational training
CEUA
CEUA (IT)

China's Education Market Segmentation

1. Public Government Schools: From primary school to university are primarily operated by government
2. After-school training and tutoring: Primarily operated by private educational institutions (Most educational institutions listed in US market provide these services)

Three segments in after-school education market

1. Exam-oriented: after-school training and tutoring, especially for primary and middle school students) – CEUA
2. Language training: CEUA will be involved soon
3. Vocational skills and certification training: CEUA

Expanding Market Size

- **Online education driven by unevenly distributed educational resources**
  - Only 5% of total secondary schools are considered Key Schools, which consume 80% of educational resources
  - College admittance rate of about 90% for Key High School students, versus 55% countrywide**

** *Yearbook of Statistics 2005*

- **Vocational education is in high demand**
  - Over 36 million Chinese college and vocational institute students, many of whom aspire to receive national standard vocational certifications
  - Approximately $4 billion vocational certification market size
  - Urbanization is stimulating countryside people to migrate to key cities for employment
  - Employed people required further training
  - China's increasing unemployment rate among graduates stimulates demand for employment training programs

Internet Users Driving Growth

- **High growth of Internet users in China drives increased awareness of China Education Alliance platform**
  - Internet users increased to 132 million in 2006 from 80 million in 2003, or 18% CAGR*, 2007 internet users reached up to 210 million (CNNIC)
  - Market for exam-oriented education: 39.6 million students**
  - Market for professional education: 33.0 million corporate employees**
  - Market for vocational education: 7.7 million unemployed**

*CNNIC Statistics

**China Network Information Center

China Internet Users Segmentation, Year 2005


7%
28%
7.7 m
30.8 m
33.0 m
39.6 m
30%
35%
Students (Users of exam-oriented education)
Corporate employees (Users of professional education)
Unemployed (Users of professional education)
Other

Total Internet Users = 111 Million

Source: China Network Information Center

Increasing Government Investment

- The Chinese government increased investment in education by 47%
  - $60 billion in 2004, 3.4% of GDP
  - $88 billion in 2005, 3.8% of GDP*
- Average household spending on education as a percentage of total expenditures has increased from 9.2% in 1993 to 13.8% in 2005*
- The average cost of 19 years of education was RMB143,000/USD 17,000**



Strong and Growing Government Commitment to Education
100
90
80
70
60
50
40
30
20
10
0
60
90
2004
2005

* Yearbook of Statistics 2005
** Cankao Xiaoxi, Sep 2004

Investment Highlights

- Profitable, leading on-line educational services and on-site training business in China
  - Scalable on-line education business due to unevenly distributed resources in educational system
  - Strategic acquisition plans reinforce complementary on-site training business
  - Vocational training programs through collaboration with NAVEC and famous educational institutions creates another growth platform
  - Resolving high jobless rate among graduates stimulates employment training business
- High quality products supported by top-ranked educational experts and government educational entities
- Rising brand awareness, rapidly growing paying subscriber base

Revenue Sources

edu-chn

Providing comprehensive high-quality on-line & on-site educational services in China:

- **On-line Materials & Training:** Exam-oriented downloadable materials and on-line classroom, including "Famed Instructors Test Paper Store", "The Big Classroom of the Famous Instructor" through www.edu-chn.com

- **On-site Training:** Face-to-face tutorship and network video technology courseware resources

- **Vocational Education:** Vocational education enrollment, vocational training and career development for college graduates via website, www.360ve.com

- **Network Advertisement:** More on-line visitors has created increased awareness of the company's websites



Current Educational Offerings



Online Educational Portal www.edu-chn.com	➢Esteemed **instructors** provide both Video On Demand (VOD) **classes** and assessment services ➢ Intellectual property rights to over 300,000 sets of archived **exam papers** and courseware available via online store ➢ **Student Learning Card** – charge card for easy access to online classrooms and printable materials
On-Site Support	**Heilongjiang Zhonghe Education Centre - 80 modern classrooms** with a **capacity for 3,200 students** to study simultaneously Highly regarded **instructors** provide hands-on **support**
Vocational Education www.360ve.com	•Draw up **benchmarks on vocational training programs** for different industries and set performance **evaluation metrics**. •"**Millions of College Students Employment Crossroads**" program designed to resolve high unemployment rate of graduates •Partner with NAVEC, establish **certification center** and operate its Education Examination Center for vocational training

Product Mix

Products and Services	Revenues (9 Mos. 07)	Gross Margin
Online material and education	8,364,746	78.3%
On-site tutoring	1,371,959	54.8%
Vocational education	1,194,339	80.9%
Advertisement	1,593,457	97.6%
Total	12,524,501	-

Revenue Breakdown (9 mos. 07)



9.5%
10.9%
12.7%
66.7%
Online material and education
Advertisement
On-site tutoring
Vocational Education

Vocational Education Business

- Set up www.360ve.com with The National Association of Vocational Education of China (NAVEC), to provide vocational training services and vocational performance evaluation metrics
  - Established online database including 23,000 graduates and 10,000 corporate profiles, and provide career training programs to graduates
- Develop vocational training programs by collaborating with other educational institutions
  - Subjects cover remote education, IT training, vocational qualification education and foreign language
  - Partners provide subjects, teachers and facilities, CEUA provides student resources registered under www.360ve.com





Vocational Education Business

- Operate NAVEC's Education Examination Center by tapping resources of 30,000 memberships of famous vocational experts and instructors
  - Official operation of NAVEC's Education Examination Center – March 2008
  - To provide national standard vocational training and vocational exam-oriented courses
  - To provide 6 training courses
  - To establish over 20 training branches in 2008
- Start language training business - March 2008
  - Expect to establish 15 language training centers in 2008
- Target new acquisition candidates to rollout vocational business nationally
- Over 5000 students received vocational training related services in 2007

Target Markets

Domestic Markets


Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
Beijing
Tianjin
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Shaanxi
Henan
Jiangsu
Tibet
Sichuan
Hubei
Anhui
Shanghai
Zhejian
Hunan
Jiangxi
Guizhou
Fujian
Yunnan
Guangxi
Guangdong

- Dominant market position in Heilongjiang Province
- Replicating online exam-based education from dominant market to Jilin, Liaoning, Inner Mongolia through training agencies.
- Vocational training business to expand nationwide
- On-site training and employment training business to rollout nationally




Growth Strategy



- **Replicate core on-line business model from dominant market position to other provinces**
  - Broaden on-line product offering through introduction of new modules.
  - Expand new online product – "Fortune Island" game
- **Expand on-site training business to gradually supplement online education business**
  - Target acquisition candidates to grow on-site training business geographically
- **Grow vocational education business by:**
  - Cooperating with National Association of Vocational Education of China (NAVEC) to form vocational certification center and operate Education Examination Center to authorize program certificates and provide national standard vocational training
  - Establishing vocational skill exams and training services by collaborating with other educational institutions, e.g. IT, language, nursing
- **Establish employment database and offer employment training programs for graduates to build better connections with corporations**
- **Increase brand awareness through advertising and networking**

Experienced Management Team

- **Xiqun Yu – Chairman of the Board, CEO and President**

  Formerly Senior Management of several Northern China based enterprises, B.A. Degree from Harbin University of Science and Technology

- **Chunqing Wang – Vice Chairman and CFO**

  Formerly CFO of Tianrun Group, Industrial Accounting Degree from Harbin College of Economic Carde Management, holds certificate of Senior Accountant in China

- **Hongbin Yang – Vice General Manager**

  Manager of Oriental Steel Products, CEO secretary of Oriental Group before joining the Company, Senior economic analyst, Master's degree of economics from Northeast University of Finance & Economics

Financial Highlights

CEO, Xiqun Yu; CFO, Chunqing Wang

Robust Revenue Growth


($ Thousands)
$51.7
$3,112.7
$8,324.5
$12,525.0
$23,000
2004
2005
2006
9 Mos 2007
2008E

Note: 9 Mos 2006, 9 Mos 2007 unaudited financial statements

Gross Profit



($ Thousands)
11000
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
80%
70%
60%
50%
40%
67.0%
67.3%
69.2%
78.4%
$34.6
$2,095.4
$5,760.6
$9,820.2
2004
2005
2006
9 Mos 2007
Gross Profit
Gross Margin

Note: 9 Mos 2006, 9 Mos 2007 unaudited financial statements

Strong Net Income Growth


($ Thousands)
12000
11000
10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
-1000
($109.7)
$1,703.2
$2,624.7
$4,548.7
$8,500 -
$11,000
2004
2005
2006
9 Mos 2007
2008E

Note: 9 Mos 2006, 9 Mos 2007 unaudited financial statements

Earnings Per Share


$0.32-$0.41*
0.22
0.14
0.09
-0.01
2004
2005
2006
9 Mos 2007
2008E

*Note: 9 Mos 2007 unaudited financial statements, 2008E earnings per share is calculated using fully diluted shares of 27.5 million, which assumes conversion of all outstanding preferred and warrants

**One-for-three reverse stock split became effective and began trading under new symbol of "CEUA.OB" on October 12, 2007

Balance Sheet Summary

($ in thousands)	September 30 2007	For year ended December 30 2006	2005
Cash	$9,283	$1,838	$597
Current Assets	10,463	3,215	674
Total Assets	18,019	9,278	4,601
Current Liabilities	5,636	2,105	523
Total Liabilities	5,636	2,105	523
Total Stockholder's Equity	12,383	7,173	4,078

Note: September 30, 2007 unaudited financial statement

Attractive Valuation

edu-chn

Company	Ticker Symbol	Stock Price ($)	Market Cap ($M)	EPS (ttm)	P/E (ttm)	P/S (ttm)	YoY Revenue Growth (MRQ)
China Education Alliance	CEUA.OB	3.55	72.1	0.20	17.8	4.8	122.7%
New Oriental Education & Technology Group Inc.	EDU	55.34	2,248.2	1.08	51.2	13.2	42.4%
China Cast Education	CAST	5.78	157.6	0.16	36.1	6.4	24.9%
Career Education Corp.	CECO	19.68	1,839.2	0.90	21.9	1.2	-6.3%
ChinaEDU Corporation	CEDU	6.54	381.9	0.05	131.5	11.7	21.6%
Noah Education Holdings Ltd.	NED	6.18	226.8	0.22	28.1	2.6	40.0%
Apollo Group, Inc.	APOL	72.96	12,549.1	2.35	31.0	4.6	16.9%
Average					**45.4**	**6.3**	**37.5%**

Source: Financial data from Reuters

Investment Summary

- Profitable, leading on-line educational services and on-site training business in China
  - Scalable on-line education business due to unevenly distributed resources in educational system
  - Strategic acquisition plans reinforce complementary on-site training business
  - Vocational training programs creates another strong growth platform
  - Resolving high jobless rate among graduates stimulates employment training business
- High quality products supported by top-ranked educational experts and government educational entities
- Rising brand awareness, rapidly growing paying subscriber base
- Experienced management team with vision and knowledge to execute

Contact

China Education Alliance, Inc.

Xiqun Yu, President & CEO

No.58 Heng Shan Road, Kun Lun Shopping Mall, 150090, Harbin, PRC

Tel: 86 451- 82289125

yxq@edu-chn.com

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1(646) 213-1915

Crocker.coulson@ccgir.com